UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 7, 2004
                Date of Report (Date of earliest event reported)

                              Millennium Cell Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                   000-31083                  22-3726792
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                   Identification Number)

                              1 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal executive offices)

                                 (732) 542-4000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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     Item 3.01.  Notice of Delisting  or Failure to Satisfy a Continued  Listing
Rule or Standard; Transfer of Listing

         On October 7, 2004, Millennium Cell Inc. (the "Company"), received a letter (the "Letter") from The Nasdaq Stock Market ("Nasdaq") notifying the Company that for 10 consecutive trading days prior to the date of the Letter, the market value of the Company's listed securities had been below the minimum of $50,000,000 as required for continued inclusion on the Nasdaq National Market by Marketplace Rule 4450(b)(1)(A). Accordingly, in accordance with Marketplace Rule 4450(e)(4), Nasdaq has provided the Company with 30 calendar days, or until November 8, 2004, to regain compliance. If, at anytime prior to November 8, 2004, the market value of listed securities of the Company's common stock is $50,000,000 or more for a minimum of 10 consecutive business days, the staff of Nasdaq will determine if the Company complies with the Rule. If the Company does not demonstrate compliance with Marketplace Rule 4450(b)(1)(A) by November 8, 2004, Nasdaq will provide written notification that the Company's securities will be delisted from the Nasdaq National Market. In that case, prior to any delisting, the Company may appeal the Nasdaq staff's determination to a Listing Qualifications Panel, which would conduct a hearing on the matter.

         In the Letter, Nasdaq also notified the Company that it is not in compliance with Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50,000,000 each for the most recently completed fiscal year or two of the last three most recently completed fiscal years. Under the Nasdaq's National Market Continued Inclusion Requirements, the Company may maintain its listing qualification without complying with this requirement if it is in compliance with the requirements of Marketplace Rule 4450(b)(1)(A) with respect to the market value of its listed securities being at least $50,000,000.

         The Company is presently considering a number of alternatives to regain compliance with Marketplace Rule 4450(b)(1)(A), including but not limited to the conversion of outstanding debentures into common stock and issuances of equity to potential OEM or development partners. In the event that the Company does not regain compliance by November 8, 2004, the Company presently intends to appeal the Nasdaq staff's determination to a Listing Qualifications Panel.

Cautionary Note Regarding Forward-looking Statements:

This Current Report on Form 8-K may include statements that are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Registrant's current views about future events and financial performance and are subject to risks. Forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate," "on target" and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from the Company's expectations, and the Company expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, the following: (i) the Company's ability to raise capital at the times, in the amounts and at the costs and terms that are acceptable to fund the development and commercialization of its hydrogen fuel storage and delivery system and its business plan; (ii) the Company's ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance; and (iii) other factors discussed under the caption "Investment Considerations" in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        Millennium Cell Inc.


                        By:  /s/ John D. Giolli
                            -------------------------------------------
                        Name:  John D. Giolli, CPA
                        Title: Vice President, Finance and
                               Acting Chief Financial Officer

Date: October 14, 2004